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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 18, 2000
                (Date of earliest event reported: July 17, 2000)

                                   VERIO INC.

             (Exact name of Registrant as specified in its charter)

           Delaware                          0-24219                       84-1339720
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
        incorporation)

      8005 South Chester Street, Suite 200, Englewood, Colorado      80112
       (Address of Principal Executive Offices)                    (Zip Code)

                                 (303) 645-1900
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)


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         ITEM 5.  OTHER EVENTS.

         In connection with the Agreement and Plan of Merger, dated as of May 7, 2000, among NTT Communications Corporation ("NTT Communications"), Chaser Acquisition, Inc. ("Purchaser") and the Registrant (the "Merger Agreement"), the Registrant commenced, on July 17, 2000, a tender offer to purchase for cash any and all of its outstanding 10 5/8% Senior Notes due 2009, 11 1/4% Senior Notes due 2008, 10 3/8% Senior Notes due 2005 and 13 1/2% Senior Notes due 2004 (collectively, the "Senior Notes"), in each case for the applicable purchase price described below. The offer with respect to each series of Senior Notes (each a "Debt Offer" and, collectively, the "Debt Offers") is being made upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated July 17, 2000 (as amended or supplemented from time to time, the "Debt Offer to Purchase") and accompanying Letter of Transmittal and Consent (together with the Debt Offer to Purchase, the "Debt Documents"). Each Debt Offer and Consent Solicitation (as defined below) is being made with respect to one series of Senior Notes.

         Under the terms of the Debt Documents, the purchase price for each $1,000 principal amount of each series of Senior Notes will be calculated based on the yield to the earliest redemption date on an applicable United States Treasury reference security, plus a fixed spread for each series of Senior Notes, less the consent payment described below. The consideration to holders of each series of Senior Notes will also include accrued and unpaid interest. The following table sets forth the information for each series of Senior Notes to which the Debt Offers apply:

                    OUTSTANDING
                     AGGREGATE                                         REDEMPTION
     CUSIP           PRINCIPAL         SECURITY        EARLIEST          AMOUNT          U.S. TREASURY           FIXED
      NO.             BALANCE        DESCRIPTION    REDEMPTION DATE    PER $1,000     REFERENCE SECURITY        SPREAD
     -----           ----------      -----------    ---------------    ----------     ------------------        ------
   923433AH9      $  100,000,000    13 1/2% Senior     06/15/02        $1,067.50      6 5/8% due May 31,        0.375%
                                    Notes due 2004                                            2002

   923433AG1      $  175,000,000    10 3/8% Senior     04/01/02        $1,051.88      6 1/2% due March 31,      0.375%
                                    Notes due 2005                                            2002

   923433AL0      $  400,000,000    11 1/4% Senior     12/01/03        $1,056.25      4 1/4% due Nov. 15,       0.500%
                                    Notes due 2008                                            2003

   923433AN6      $  400,000,000    10 5/8% Senior     11/15/04        $1,053.13      5 7/8% due Nov. 15,       0.600%
                                    Notes due 2009                                            2004
   Total:         $1,075,000,000

         The consideration to holders for each series of Senior Notes will be fixed two days prior to the expiration of the Debt Offer for the particular series of Senior Notes. Each Debt Offer will expire at 11:59 p.m., New York City time, on Friday, August 11, 2000, unless such Debt Offer is extended or earlier terminated by the Registrant.

         The Senior Notes were issued pursuant to Indentures, dated as of June 24, 1997, March 25, 1998, November 25, 1998 and November 19, 1999 (collectively, the "Indentures"), between the Registrant and U.S. Bank Trust National Association, as trustee (the "Trustee"). In connection with the Debt Offers, the Registrant is also soliciting (each a "Consent Solicitation" and, collectively, the "Consent Solicitations") consents (the "Consents") to the adoption of certain amendments (the "Proposed Amendments") to each of the Indentures to eliminate or amend certain provisions of the Indentures, and to the execution and delivery by the Registrant and the Trustee of a supplemental indenture with respect to each of the Indentures containing the Proposed Amendments.


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         Under the terms of the Debt Documents, each holder who tenders Senior
Notes and valid Consents to the Proposed Amendments prior to the applicable consent time and does not revoke such Consents will be paid $30 in cash for each $1,000 in principal amount of the Senior Notes for which Consents have been delivered. The consent time for each Consent Solicitation is 5:00 p.m., New York City time, on Friday, July 28, 2000, unless such consent time is extended or earlier terminated by the Registrant. Holders tendering their Senior Notes are required to consent to the Proposed Amendments to the Indentures.

         The Debt Offers and Consent Solicitations are being made in connection with the acquisition of the Registrant by Purchaser under the terms of the Merger Agreement. The Merger Agreement was filed previously as an exhibit to the Registrant's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on May 8, 2000. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof and as set forth in the Offer to Purchase, dated May 17, 2000 (the "Offer to Purchase"), and in the related Letters of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the "Offer"), Purchaser has commenced a cash tender offer for (i) all of the issued and outstanding shares of common stock, par value $.001 per share, of the Registrant (other than shares of common stock already owned by NTT Communications and its subsidiaries), at a purchase price of $60.00 per share, net to the seller in cash, without interest thereon, (ii) all of the issued and outstanding shares of Series A 6.75% convertible preferred stock, par value $.001 per share, of the Registrant, at a purchase price of $62.136 per share, plus, if the purchase of the shares of convertible preferred stock pursuant to the Offer occurs after July 31, 2000, all accumulated and unpaid dividends on such shares of convertible preferred stock from August 1, 2000 to and including the expiration date of the Offer, net to the seller in cash, without interest thereon, and (iii) certain outstanding warrants to purchase 1,306,228 shares of common stock of the Registrant. Following the Offer, Purchaser will merge with and into the Registrant (the "Merger") and the Registrant will become an indirect wholly-owned subsidiary of NTT Communications. In the Merger, the remaining common and preferred shareholders of the Registrant will become entitled to receive the per share consideration paid in the Offer. The purpose of the Proposed Amendments to the Indentures is to eliminate certain restrictive covenants in each of the Indentures in order to facilitate the Registrant's ability to consummate the Merger and to increase its operating flexibility after the consummation of the Offer.

         The Registrant's acceptance of and payment for the tendered Senior Notes and the Consents with respect to any series of Senior Notes is subject to certain conditions, including: (i) valid tender of a majority in outstanding principal amount of such series of Senior Notes; (ii) execution of a supplemental indenture for such series of Senior Notes; (iii) consummation of the Offer; (iv) funding provided by NTT Communications to purchase the tendered Senior Notes and make the payments for the Consents; and (v) satisfaction of certain general conditions.

         If the Consents are obtained and the supplemental indentures with respect to any series of Senior Notes become effective, any Senior Notes of such series not tendered and accepted for payment will not have the benefits of certain restrictive covenants and other related provisions of the Indentures that will be eliminated or amended by the Proposed Amendments.

         Merrill Lynch & Co. is the exclusive dealer manager and solicitation agent for the Debt Offers and Consent Solicitations.

         The Registrant has obtained a loan commitment from NTT Communications to provide debt financing of up to $1.3 billion to fund the payments pursuant to the Debt Offers and Consent Solicitations. A copy of the loan commitment is filed hereto as Exhibit 99.1. The funding of this financing is subject to certain conditions, including the consummation of the Offer by Purchaser.


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         On July 17, 2000, the Registrant issued a press release announcing the commencement of the Debt Offers and Consent Solicitations in connection with the mailing of the Debt Documents on or about the same date to holders of the Senior Notes. The press release is filed hereto as Exhibit 99.2.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         99.1 Loan commitment letter agreement between NTT Communications Corporation and the Registrant, dated July 17, 2000.

         99.2   Press release issued by the Registrant, dated July 17, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VERIO INC.

                               By: /s/ Carla Hamre Donelson
                                   ---------------------------------------------
                                   Carla Hamre Donelson
                                   Vice President, General Counsel and Secretary

Dated: July 18, 2000


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                                  INDEX TO EXHIBITS

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
   99.1             Loan commitment letter agreement between NTT Communications
                    Corporation and the Registrant, dated July 17, 2000.

   99.2             Press release issued by the Registrant, dated July 17, 2000.